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                   PRESIDENTIAL VARIABLE ANNUITY ACCOUNT ONE
                      PRESIDENTIAL LIFE INSURANCE COMPANY
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                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999

     On January 5, 1999, Presidential Life Insurance Company ("Presidential Life") and Anchor Series Trust (the "Trust") filed a Substitution Application ("Application") with the Securities and Exchange Commission ("SEC") to allow:

     - Shares of the Fixed Income Portfolio to be substituted with shares of the Government and Quality Bond Portfolio; and

     - Shares of the Foreign Securities Portfolio to be substituted with shares of the Strategic Multi-Asset Portfolio (collectively "the substitution").

     Presidential Life and the Trust believe that the proposed substitution is in the best interest of shareholders. Contract holder interest in the Fixed Income Portfolio and the Foreign Securities Portfolio has diminished. The resulting dwindling size of these portfolios makes it difficult for the manager to maximize performance. Presidential Life believes that the Government and Quality Bond Portfolio and the Strategic Multi-Asset Portfolio are appropriate replacements because:

     - The Government and Quality Bond Portfolio has a similar investment objective to the Fixed Income Portfolio, invests in the same type of fixed income securities and generally has better performance and lower investment expenses; and

     - The Strategic Multi-Asset Portfolio has a similar investment objective to the Foreign Securities Portfolio, generally invests a portion of its assets in foreign securities and in general, has better performance and a similar expense ratio. As a result of the substitution, the expense ratio may even decline if there is a large influx of assets.

     As of the date of this Supplement, the Application has not yet been granted by the SEC. If this Application is granted, Presidential Life will accomplish the substitution by redeeming shares of the replaced Variable Portfolios and simultaneously purchasing shares of the substitution Variable Portfolios at the close of business on a selected date ("Substitution Date"). The substitution will not cause a change in a contract holder's contract value, death benefit or otherwise effect the variable annuity contract. Presidential Life will assume costs and expenses associated with the substitution, including without limitation, brokerage costs, legal, accounting and other fees and expenses.

     Contract Owners invested in the Fixed Income and Foreign Securities Variable Portfolios will be mailed a notice of the substitution within five (5) days after the Substitution Date. For a period of thirty-one (31) days from mailing of the notice, such contract owners may transfer all assets in the substituted portfolio to any other available portfolio without limitation or charge and without any such transfer counting towards the maximum free transfers per contract year. Any transfer of funds out of one of the substitute portfolios after that thirty-one (31) day period will be subject to the standard contract provisions as discussed in the prospectus.

May 1, 1999